EXHIBIT A - FILE NO. 70-7833


                          NATIONAL FUEL RESOURCES, INC.

                                INCOME STATEMENT
                                   (Unaudited)

                                                     Twelve Months
                                                         Ended
                                                    September 1997
                                                    --------------

        Operating Revenues:
          Gas - Retail                                 $44,392,965
          Gas - Wholesale                               21,026,792
          Transportation                                 2,945,584
          Other                                          1,687,698
                                                       -----------
                                                        70,053,039
                                                       -----------

        Operating Expenses:
          Purchase Gas                                  65,532,090
          General & Administrative                       2,210,794
          Amortization                                      14,063
          Franchise & Other Taxes                          341,060
                                                       -----------
                                                        68,098,007
                                                       -----------

        Operating Income                                 1,955,032
                                                       -----------

        Interest Income                                    478,392
        Misc. Income or Expense                             96,341
        Interest Expense                                    31,225
                                                       -----------
                                                           543,508
                                                       -----------

        Net Income (Loss) Before Taxes                   2,498,540
                                                       -----------

        Income Taxes:
          Federal                                          946,907
          State                                            153,366
          Deferred                                        (168,972)
                                                       -----------
                                                           931,301
                                                       -----------

        Net Income/(Loss)                              $ 1,567,239
                                                       ===========